X-RITE, INCORPORATED
                     NONQUALIFIED DEFERRED COMPENSATION PLAN














                         Effective as of October 1, 2004

                               X-RITE INCORPORATED
                     Nonqualified Deferred Compensation Plan

                         Effective as of October 1, 2004

                                TABLE OF CONTENTS

ARTICLE 1: DEFINITIONS......................................................1
---------  -----------
         1.1      ACCOUNT...................................................1
                  -------
         1.2      BENEFICIARY...............................................1
                  -----------
         1.3      CODE......................................................1
                  ----
         1.4      COMMITTEE.................................................1
                  ---------
         1.5      COMPENSATION..............................................1
                  ------------
         1.6      COMPENSATION DEFERRALS....................................1
                  ----------------------
         1.7      DESIGNATION DATE..........................................1
                  ----------------
         1.8      DISABLED..................................................1
                  --------
         1.9      EFFECTIVE DATE............................................2
                  --------------
         1.10     ELIGIBLE EMPLOYEE.........................................2
                  -----------------
         1.11     EMPLOYER..................................................2
                  --------
         1.12     EMPLOYER CONTRIBUTIONS....................................2
                  ----------------------
         1.13     ENTRY DATE................................................2
                  ----------
         1.14     PARTICIPANT...............................................2
                  -----------
         1.15     PARTICIPANT ENROLLMENT AND ELECTION FORM..................2
                  ----------------------------------------
         1.16     PLAN......................................................2
                  ----
         1.17     PLAN YEAR.................................................2
                  ---------
         1.18     RETIREMENT AGE............................................2
                  --------------
         1.19     TRUST.....................................................3
                  -----
         1.20     TRUSTEE...................................................3
                  -------
         1.21     VALUATION DATE............................................3
                  --------------
         1.22     YEAR OF SERVICE...........................................3
                  ---------------
ARTICLE 2: ELIGIBILITY AND PARTICIPATION....................................3
---------  -----------------------------
         2.1      REQUIREMENTS..............................................3
                  ------------
         2.2      RE-EMPLOYMENT.............................................3
                  -------------
         2.3      CHANGE OF EMPLOYMENT CATEGORY.............................3
                  -----------------------------
ARTICLE 3: CONTRIBUTIONS AND CREDITS........................................3
---------  -------------------------
         3.1      PARTICIPANT CONTRIBUTIONS AND CREDITS.....................3
                  -------------------------------------
         3.2      EMPLOYER CONTRIBUTIONS AND CREDITS........................4
                  ----------------------------------
ARTICLE 4: ALLOCATION OF FUNDS..............................................4
---------  -------------------
         4.1      ALLOCATION OF DEEMED EARNINGS OR LOSSES ON ACCOUNTS.......4
                  ---------------------------------------------------
         4.2      ACCOUNTING FOR DISTRIBUTIONS..............................5
                  ----------------------------
         4.3      SEPARATE ACCOUNTS.........................................5
                  -----------------
         4.4      INTERIM VALUATIONS........................................5
                  ------------------
         4.5      DEEMED INVESTMENT DIRECTIONS OF PARTICIPANTS..............5
                  --------------------------------------------
         4.6      EXPENSES AND TAXES........................................6
                  ------------------
ARTICLE 5: ENTITLEMENT TO BENEFITS..........................................7
---------  -----------------------
         5.1      PAYMENT DATES; TERMINATION OF EMPLOYMENT..................7
                  ----------------------------------------
         5.2      HARDSHIP DISTRIBUTIONS....................................7
                  -----------------------
         5.3      IMMEDIATE DISTRIBUTIONS...................................7
                  -----------------------
         5.4      RE-EMPLOYMENT OF RECIPIENT................................8
                  --------------------------
         5.5      SPECIAL RULE REGARDING DEDUCTIBILITY......................8
                  ------------------------------------
ARTICLE 6: DISTRIBUTION OF BENEFITS.........................................8
---------  ------------------------
         6.1      AMOUNT....................................................8
                  ------
         6.2      TIMING AND MANNER OF PAYMENT..............................8
                  ----------------------------
         6.3      DEATH OR DISABILITY BENEFITS..............................9

                  ----------------------------
ARTICLE 7: BENEFICIARIES; PARTICIPANT DATA..................................9
---------  -------------------------------
         7.1      DESIGNATION OF BENEFICIARIES..............................9
                  ----------------------------
         7.2 INFORMATION TO BE FURNISHED BY PARTICIPANTS AND BENEFICIARIES; INABILITY TO LOCATE PARTICIPANTS
                  -------------------------------------------------
                  OR BENEFICIARIES..........................................9
                  ----------------
ARTICLE 8: ADMINISTRATION..................................................10
---------  --------------
         8.1      ADMINISTRATIVE AUTHORITY.................................10
                  ------------------------
         8.2      LITIGATION...............................................11
                  ----------
         8.3      CLAIMS PROCEDURE.........................................11
                  ----------------
         8.4      INDEMNIFICATION..........................................11
                  ---------------
ARTICLE 9: AMENDMENT.......................................................12
---------  ---------
         9.1      RIGHT TO AMEND...........................................12
                  --------------
         9.2      AMENDMENTS TO ENSURE PROPER CHARACTERIZATION
                  OF PLA...................................................12
                  ---------------------------------------------------
         9.3      CHANGES IN LAW AFFECTING TAXABILITY......................13
                  -----------------------------------
ARTICLE 10: TERMINATION....................................................13
----------  -----------
         10.1     EMPLOYER'S RIGHT TO TERMINATE OR SUSPEND PLAN............13
                  ---------------------------------------------
         10.2     AUTOMATIC TERMINATION OF PLAN............................13
                  -----------------------------
         10.3     SUSPENSION OF DEFERRALS..................................13
                  -----------------------
         10.4     ALLOCATION AND DISTRIBUTION..............................13
                  ---------------------------
         10.5     SUCCESSOR TO EMPLOYER....................................14
                  ---------------------
ARTICLE 11: THE TRUST......................................................14
----------  ---------
         11.1     ESTABLISHMENT OF TRUST...................................14
                  -----------------------
ARTICLE 12: MISCELLANEOUS..................................................14
----------  -------------
         12.1     LIMITATIONS ON LIABILITY OF EMPLOYER.....................14
                  ------------------------------------
         12.2     CONSTRUCTION.............................................15
                  ------------
         12.3     SPENDTHRIFT PROVISION....................................15
                  ---------------------

                              X-RITE, INCORPORATED
                     NONQUALIFIED DEFERRED COMPENSATION PLAN

                         Effective as of October 1, 2004

                                    RECITALS

         This X-Rite, Incorporated Nonqualified Deferred Compensation Plan (the "Plan") is adopted by X-Rite, Incorporated (the "Employer") for certain of its executive employees. The purpose of the Plan is to offer those employees an opportunity to elect to defer the receipt of compensation in order to provide termination of employment and related benefits taxable pursuant to section 451 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan is intended to be a "top-hat" plan (i.e., an unfunded deferred compensation plan maintained for a select group of management or highly-compensated employees) under sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974 ("ERISA").

         The Board of Directors of the Employer approved adoption of this Plan in its meeting dated February 10, 2004, and said Plan having been prepared in the form attached hereto, the following Plan is adopted.

                                    ARTICLE 1
                                   DEFINITIONS

         1.1 ACCOUNT means the balance credited to a Participant's or Beneficiary's Compensation Deferral Account and/or Employer Contribution Account, including contribution credits and deemed income, gains and losses credited thereto or debited there from. A Participant's or Beneficiary's Account shall be determined as of the Valuation Date.

         1.2 BENEFICIARY means any person or persons so designated in accordance with the provisions of Article 7.

         1.3      CODE   means  the  Internal  Revenue  Code  of  1986  and  the
regulations there under, as amended from time to time.

         1.4 COMMITTEE means the Investment Committee under the X-Rite, Incorporated Retirement Savings Plan.


         1.5 COMPENSATION means the total current remuneration, including, but not limited to, regular salary, bonus awards, commissions and any other form of compensation paid by the Employer to an Eligible Employee with respect to his or her service for the Employer as determined by the Committee, in its discretion.

         1.6      COMPENSATION DEFERRALS is defined in Section 3.1(a).

         1.7 DESIGNATION DATE means the date or dates as of which a designation of deemed investment elections by an individual pursuant to Section 4.5, or any change in a prior designation of deemed investment elections by an individual pursuant to Section 4.5, shall become effective. The Designation Dates in any Plan Year shall be determined by the Committee.

         1.8 DISABLED means a Participant has a Disability. Disability will be determined to exist if the Participant is eligible for disability benefits under the Employer's long-term disability plan. If the Participant is not covered by the Employer's long-term disability plan, Disability will be determined to exist if the Participant is eligible for disability benefits under the Social Security Act.

         1.9 EFFECTIVE DATE means the effective date of the Plan, which shall be October 1, 2004.


         1.10 ELIGIBLE EMPLOYEE means, for any Plan Year (or applicable portion thereof), a person employed by the Employer, who is determined by the Employer to be a member of a select group of management or highly compensated employees of the Employer and who is designated by the Committee to be an Eligible Employee under the Plan. By each November 1 (or before the Effective Date for the Plan's first Plan Year), the Committee shall notify those individuals, if any, who will be Eligible Employees for the next Plan Year. If the Employer determines that an individual first becomes an Eligible Employee during a Plan Year, the Committee shall notify such individual of its determination and of the date during the Plan Year on which the individual shall first become an Eligible Employee. An individual who first becomes an Eligible Employee during a Plan Year may make a Compensation Deferral election for the remainder of such Plan Year, which shall be effective only with respect to Compensation earned after the date of such election in accordance with rules established by the Committee.

         1.11     EMPLOYER  means X-Rite,  Incorporated  and its  successors and assigns unless otherwise herein provided, or any other corporation or business organization which, with the consent of X-Rite , Incorporated, or its successors or assigns, assumes the Employer's obligations hereunder, or any other corporation or business organization which agrees, with the consent of X-Rite , Incorporated, to become a party to the Plan.

         1.12     EMPLOYER CONTRIBUTIONS is defined in Section 3.2(a).

         1.13 ENTRY DATE with respect to an individual means the first day of the pay period following the date on which the individual first becomes an Eligible Employee. Notwithstanding the foregoing, for any individual first designated as an Eligible Employee on or before the Effective Date, his or her Entry Date shall be the Effective Date.

         1.14 PARTICIPANT means any person so designated in accordance with the provisions of Article 2, including, where appropriate according to the context of the Plan, any former employee who is or may become (or whose Beneficiaries may become) eligible to receive a benefit under the Plan.

         1.15 PARTICIPANT ENROLLMENT AND ELECTION FORM means the form or forms on which a Participant elects to defer Compensation hereunder and on which the Participant makes certain other designations as required thereon.

         1.16 PLAN means this X-Rite, Incorporated Nonqualified Deferred Compensation Plan, as amended from time to time.

         1.17 PLAN YEAR means the twelve (12) (or, in the case of the Plan's first Plan Year, three (3)) month period ending on the December 31 of each year during which the Plan is in effect.

         1.18 RETIREMENT AGE means the age at which a Participant reaches age sixty two (62).

         1.19 TRUST means the trust, if any, established pursuant to the agreement by and between the Employer and a qualified trustee pursuant to
Article 11. The Trust shall not hold assets in a location outside the United States.

         1.20    TRUSTEE means the trustee of the Trust described in Article 11.

         1.21 VALUATION DATE means the last day of each Plan Year and any other date that the Employer, in its sole discretion, designates as a Valuation Date.

         1.22 YEAR OF SERVICE means the 12 consecutive month period measured by an Eligible Employee's date of hire and anniversaries thereof during which the Eligible Employee is employed by the Employer.

                                    ARTICLE 2
                          ELIGIBILITY AND PARTICIPATION

         2.1 REQUIREMENTS. Every Eligible Employee on the Effective Date shall be eligible to become a Participant on the Effective Date. Every other Eligible Employee shall be eligible to become a Participant on the first Entry Date occurring on or after the date on which he or she becomes an Eligible Employee. No individual shall become a Participant, however, if he or she is not an Eligible Employee on the date his or her participation is to begin. The Board of Directors may terminate or suspend the participation of any Participant at anytime; provided, however, that a Participant's suspension or termination shall not decrease the balance in the Participant's Account as of the date of such action.

                  Participation in the Plan is voluntary. In order to participate in the Plan, an otherwise Eligible Employee must make written application in such manner as may be required by Section 3.1 and by the Committee and must agree to make Compensation Deferrals as provided in Article 3.

         2.2 RE-EMPLOYMENT. If a Participant whose employment with the Employer is terminated is subsequently re-employed, he or she shall become a Participant in accordance with the provisions of Section 2.1, provided that he or she continues to be an Eligible Employee in accordance with Section 1.10.

         2.3 CHANGE OF EMPLOYMENT CATEGORY. During any period in which a Participant remains in the employ of the Employer, but ceases to be an Eligible Employee, he or she shall not be eligible to make Compensation Deferrals and/or receive Employer Contributions.

                                    ARTICLE 3
                            CONTRIBUTIONS AND CREDITS

         3.1      PARTICIPANT CONTRIBUTIONS AND CREDITS.

                  (a) COMPENSATION DEFERRALS. In accordance with rules established by the Employer, a Participant may elect to defer Compensation that is due to be earned and which would otherwise be paid to the Participant. Amounts so deferred shall be considered a Participant's "Compensation Deferrals" and shall be deducted by the Employer from the Compensation of a deferring Participant and shall be credited to the Account of the deferring Participant. Participant elections shall be made during such period as may be established by the Employer. A Compensation Deferral election for a Plan Year shall be irrevocable for that Plan Year. Separate elections may be made for (i) the portion of Compensation that is made up of bonus awards; and (ii) all other compensation.

                  (b) COMPENSATION DEFERRAL ACCOUNT. There shall be established and maintained by the Committee a separate Compensation Deferral Account in the name of each Participant to which shall be credited or debited: (a) amounts equal to the Participant's Compensation Deferrals and (b) amounts equal to any deemed income, gains or losses (to the extent realized, based upon deemed fair market value of the Compensation Deferral Account's deemed assets, as determined by the Employer, in its discretion) attributable or allocable thereto.

                  A Participant shall at all times be 100% vested in amounts credited to his or her Compensation Deferral Account.

         3.2      EMPLOYER CONTRIBUTIONS AND CREDITS

                  (a) EMPLOYER CONTRIBUTIONS. Apart from Compensation Deferral Contributions, the Employer shall retain the right to make discretionary contributions for any Participant under this Plan at the times and in the amount(s) designated by the Employer, in its sole discretion. Amounts so credited will be considered a Participant's "Employer Contributions."

                  (b) EMPLOYER CONTRIBUTION ACCOUNT. There shall be established and maintained by the Employer a separate Employer Contribution Account in the name of each Participant to which shall be credited or debited: (a) amounts equal to the Participant's Employer Contributions; and (b) amounts equal to any deemed earnings or losses (to the extent realized, based upon deemed fair market value of the Employer Contribution Account's deemed assets, as determined by the Committee, in its discretion) attributable or allocable thereto.

                  (c) VESTING. Amounts credited to the Employer Contribution Account shall be subject to certain vesting requirements as established by the Committee in its sole discretion. Notwithstanding the preceding, if the Participant terminates employment due to Death or Disability, he or she shall become fully (100%) vested. If a Participant terminates employment, with the consent of the Employer, following the attainment of Retirement Age he or she shall become fully (100%) vested. To the extent that any portion of a Participant's Employer Contribution Account remains forfeitable the Employer shall retain such forfeitures for its exclusive benefit.



                                    ARTICLE 4
                               ALLOCATION OF FUNDS

         4.1 ALLOCATION OF DEEMED EARNINGS OR LOSSES ON ACCOUNTS. Subject to Section 4.5, such limitations as may from time to time be required by law, imposed by the Employer, the Committee or the Trustee, or contained elsewhere in the Plan, and subject to such operating rules and procedures as may be imposed from time to time by the Committee, prior to the date on which a direction will become effective, the Participant shall have the right to file an election with the Committee as to how amounts in his or her Account shall be deemed to be invested. The Committee may, but is not required to, invest assets held by the Employer on behalf of the Participant pursuant to the deemed investment elections the Committee has properly received from the Participant, and may utilize the Trust for the same in its discretion. The value of the Participant's Account shall be equal to the value of the deemed investments specified by the Participant as if the Committee had so invested the Account.

                  As of each Valuation Date of the assets held under the Plan, the Participant's Account will be credited or debited to reflect the Participant's deemed investments. The Participant's Plan Account will be credited or debited with the increase or decrease in the realizable net asset value of the designated deemed investments, as follows. As of each Valuation Date, an amount equal to the net increase or decrease in realizable net asset value (as determined by the Committee) of each deemed investment option within the Account since the preceding Valuation Date shall be allocated among all Participants' Accounts deemed to be invested in that investment option in accordance with the ratio which the portion of the Account of each Participant which is deemed to be invested within that investment option, determined as provided herein, bears to the aggregate of all amounts deemed to be invested within that investment option.

         4.2 ACCOUNTING FOR DISTRIBUTIONS. As of the date of any distribution hereunder, the distribution made hereunder to the Participant or his or her Beneficiary or Beneficiaries shall be charged to such Participant's Account. Such amounts shall be charged on a pro rata basis against the investments of the Plan in which the Participant's Account is deemed to be invested.

         4.3 SEPARATE ACCOUNTS. A separate account under the Plan shall be established and maintained by the Employer to reflect the Account for each Participant with sub-accounts to show separately the deemed earnings and losses credited or debited to such Account, and the applicable deemed investments of the Account. Separate sub-accounts also may be established to show separately the Compensation Deferrals and/or Employer contributions made in each given Plan year, and the deemed earnings and losses credited to or debited to such sub-account.

         4.4 INTERIM VALUATIONS. If it is determined by the Committee that the value of a Participant's Account as of any date on which distributions are to be made differs materially from the value of the Participant's Account on the prior Valuation Date upon which the distribution is to be based, the Committee, in its discretion, shall have the right to designate any date in the interim as a Valuation Date for the purpose of revaluing the Participant's Account so that the Account will, prior to the distribution, reflect its share of such material difference in value.

         4.5 DEEMED INVESTMENT DIRECTIONS OF PARTICIPANTS. Subject to such limitations as may from time to time be required by law, imposed by the Committee, Employer or the Trustee or contained elsewhere in the Plan, and subject to such operating rules and procedures as may be imposed from time to time by the Committee, prior to and effective for each Designation Date, each Participant may communicate to the Committee an election (in accordance with (a), below) as to how his or her Plan Accounts should be deemed to be invested among such categories of deemed investments as may be made available by the Committee hereunder. Such election shall designate the percentage (in any whole percent multiples) of each portion of the Participant's Plan Accounts which is requested to be deemed to be invested in such categories of deemed investments, and shall be subject to the following rules:

                  (a) Any initial or subsequent deemed investment election shall be in writing, on a form supplied by and filed with the Committee, and/or, as required or permitted by the Committee, shall be by oral designation and/or electronic transmission designation. A designation shall be effective as of the Designation Date next following the date the election is received and accepted by the Committee on which it would be reasonably practicable for the Committee to effect the designation. The Participant may, if permitted by the Committee, make a deemed investment election for his or her existing Account balance as of the Designation Date and a separate deemed investment election for contribution credits occurring after the Designation Date.

                  (b) All amounts credited to the Participant's Account shall be deemed to be invested in accordance with the then effective deemed investment election, and as of the Designation Date with respect to any new deemed investment election, all or a portion of the Participant's Account at that date shall be reallocated among the designated deemed investment funds according to the percentages specified in the new deemed investment election unless and until a subsequent deemed investment election shall be filed and become effective. An election concerning deemed investment choices shall continue indefinitely as provided in the Participant's most recent Participant Enrollment and Election Form, or other form specified by the Committee.

                  (c) If the Committee receives an initial or revised deemed investment election which it deems to be incomplete, unclear or improper, the Participant's investment election then in effect shall remain in effect (or, in the case of a deficiency in an initial deemed investment election, the Participant shall be deemed to have filed no deemed investment election) until the next Designation Date, unless the Committee provides for, and permits the application of, corrective action prior thereto.

                  (d) If the Committee possesses (or is deemed to possess as provided in (c), above) at any time elections as to the deemed investment of less than all of a Participant's Account, the Participant shall be deemed to have elected that the undesignated portion of the Account be deemed to be uninvested. Or, in its discretion, the Committee may direct such undesignated portion of the Account to be deemed to be invested in a money market, fixed income or similar fund made available under the Plan as determined by the Committee.

                  (e) Each Participant hereunder, as a condition to his or her participation hereunder, agrees to indemnify and hold harmless the Committee, the Employer and their agents and representatives from any losses or damages of any kind relating to the deemed investment of the Participant's Account hereunder.

                  (f) Each reference in this Section to a Participant shall be deemed to include, where applicable, a reference to a Beneficiary.

                  (g) The categories of deemed investments are for recordkeeping purposes only and do not allow Participants to direct any Employer assets (or, if applicable, the assets of any Trust related to the Plan).

         4.6 EXPENSES AND TAXES. Expenses, including Trustee fees, associated with the administration or operation of the Plan shall be paid by the Employer from its general assets. Any contributions under Sections 3.1 or 3.2 may be reduced by an amount equal to the Federal or state income, payroll, or other taxes required to be withheld on such contributions, unless otherwise paid by the Participant or unless otherwise withheld by the Employer from other Compensation paid or payable to the Participant. A Participant shall be entitled only to the net amount of such contributions (as adjusted from time to time pursuant to the terms of the Plan). The Employer shall be entitled to withhold the amount of any tax attributable to any amount payable under the Plan after giving the person entitled to such payment reasonable advance notice of such withholding.

                                    ARTICLE 5
                             ENTITLEMENT TO BENEFITS

         5.1 PAYMENT DATES; TERMINATION OF EMPLOYMENT. Before the beginning of each Plan Year and on his or her Participant Enrollment and Election Form, a Participant may select a payment date for the payment of amounts (or a portion of amounts) credited to his or her Account during the Plan Year for which the Participant Enrollment and Election Form is effective, which will be valued and payable according to the provisions of Article 6. Such payment dates may be fixed dates, or the date of the Participant's retirement or other termination of employment. In the event the Participant has elected fixed payment dates for any portion of his or her Account, such payment dates may be postponed to later dates so long as the Participant is still actively employed by the Employer and any elections to so postpone the dates are made by the Participant at least twelve (12) months prior to the date on which the distribution is to be made. Such payment dates may not be accelerated.

                  A Participant who selects a fixed payment date for amounts credited to his or her Account during a Plan Year shall receive payment of such fully vested amounts in a lump sum at such date, or, if previously elected by the Participant, in installments as described in Section 6.2.

                  Any fixed payment date elected by a Participant as provided above must be a date no earlier than the January 1 of the second calendar year after the calendar year for which the election is effective.

                  If a Participant does not make an election as provided above for any particular amounts hereunder, and the Participant terminates employment with the Employer for any reason, the Participant's vested Account at the date of such termination shall be valued and payable at or commencing at such termination according to the provisions of Article 6.

         5.2 HARDSHIP DISTRIBUTIONS. In the event of financial hardship of the Participant, as hereinafter defined, the Participant may apply to the Committee for the distribution of all or any part of his or her fully vested Account. The Committee shall consider the circumstances of each such case, and the best interests of the Participant and his or her family, and shall have the right, in its sole discretion, if applicable, to allow such distribution, or, if applicable, to direct a distribution of part of the amount requested, or to refuse to allow any distribution. Upon a finding of financial hardship, the Committee shall make the appropriate distribution to the Participant from amounts held by the Employer in respect of the Participant's fully vested Account. In no event shall the aggregate amount of the distribution exceed either the full value of the Participant's fully vested Account or the amount determined by the Committee to be necessary to alleviate the Participant's financial hardship (which financial hardship may be considered to include any taxes due because of the distribution occurring because of this Section), and which is not reasonably available from other resources of the Participant. For purposes of this Section, the value of the Participant's fully vested Account shall be determined as of the date of the distribution. "Financial hardship" means (a) a severe financial hardship of the Participant or of a dependent (as defined in Code section 152(a)) of the Participant, (b) loss of the Participant's property due to casualty, or (c) other similar circumstances as determined by the Committee. A distribution may be made under this Section only with the consent of the Committee.

         5.3 IMMEDIATE DISTRIBUTIONS. A Participant shall have the option to request a full or partial distribution of his or her fully vested Account subject to the approval of the Committee. In no event will the withdrawal be greater than 100% of the value of a Participant's vested Account. Any amount paid pursuant to this Section shall be paid in a lump sum, and shall be subject to a ten percent (10%) penalty, with the amount of the penalty permanently forfeited from the Participant's Account and returned to the Employer on or about the date of the distribution.

         5.4 RE-EMPLOYMENT OF RECIPIENT. If a Participant receiving installment distributions by virtue of an entitlement due to termination of employment is re-employed by the Employer, the remaining distributions due to the Participant shall be suspended until such time as the Participant (or his or her Beneficiary) once again becomes eligible for benefits under Section 5.1, at which time such distribution shall commence, subject to the limitations and conditions contained in this Plan.

         5.5 SPECIAL RULE REGARDING DEDUCTIBILITY. Notwithstanding any contrary Plan provision, any payment scheduled for a particular Plan Year shall not be made in such Plan Year to the extent necessary to avoid application of the deductibility limitation of Code section 162(m). (For this purpose, deductibility shall be determined by adding such payment to all other compensation paid by the Employer to the Participant during the Plan Year). If, pursuant to the foregoing sentences, any amounts are not paid when originally scheduled, such amounts shall be paid in the first subsequent taxable year in which such payments would not be subject to the deductibility limitation of Code section 162(m). During any such delay in payment, unpaid amounts shall continue to be credited (or debited) with deemed investment income, gains and losses under Article 4. notwithstanding the foregoing, distribution of a Participant's Account shall be made without regard to the deductibility limitation of Code section 162(m) if the time for  distribution is accelerated  pursuant to Section
9.3 or Section 10.4.

                                    ARTICLE 6
                            DISTRIBUTION OF BENEFITS

         6.1 AMOUNT. A Participant (or his or her Beneficiary) shall become entitled to receive (or commence receiving), upon the dates previously elected by the Participant under Section 5.1 on his or her Participant Enrollment and Election Form(s) (or earlier as provided in Article 5), the amount of his fully vested Account or, if applicable, sub-account for a given Plan year, payable on such dates. The applicable portion of the Participant's fully vested Account shall be valued on the Valuation Date.

         6.2 TIMING AND MANNER OF PAYMENT. Distributions to a Participant (or his or her Beneficiary) of the applicable portion of the Participant's fully vested Account will be paid by the Employer as soon as administratively possible following the date elected by the Participant under Section 5.1, in a lump sum or in up to fifteen (15) substantially equal annual installments (adjusted for gains and losses), as selected by the Participant on a form designated by the Employer (provided, however, that amounts payable in installments must represent 100% of Participant's sub-account attributable to a given Plan year). If payment of the Participant's account is to be made in installments, the first installment shall be paid to the participant as soon as administratively possible following the date elected by the Participant under Section 5.1, and subsequent payments shall be made on January 1st of each successive Plan Year (or as soon as administratively possible thereafter) after the Plan Year in which the first payment becomes payable. Notwithstanding the foregoing, if payments hereunder are to be made in substantially equal annual installments as elected by the Participant and are estimated to be an amount less than one-thousand dollars ($1,000) the Employer in its sole discretion, shall pay the entire fully vested Account to the Participant (or his or her Beneficiary) in a lump sum.

                  At any time no less than twelve (12) months prior to his or her termination of employment, the Participant may, by delivering written designation (on a form provided by the Committee) to the Committee, change the manner of payment for such amounts he or she would become entitled to upon termination of employment after reaching Retirement Age. The Participant's manner of payment shall be determined by his or her most recent election that has been on file with the Committee for no less than 12 months. If a Participant fails to designate properly the manner of payment of his or her benefit under the Plan, such payment will be in a lump sum.

                  In the case of distributions to the Participant by virtue of an entitlement due to the election of a Fixed Payment Date, Fixed Payments shall be valued and paid on the first day of each Plan Year, or as soon as administratively practicable thereafter.

                  If a payment hereunder is to be in installments, the total to be so paid shall continue to be deemed to be invested pursuant to Sections 4.1 and 4.5 under such procedures as the Committee may establish, in which case any deemed income, gain, loss or expense or tax allocable thereto shall be reflected in the installment payments, in such equitable manner as the Employer shall determine. Notwithstanding any other provision of the Plan, the Employer reserves the right to, in its sole discretion, distribute Participants' Accounts in such form and at such time as it considers necessary or desirable under the circumstances then prevailing.

         6.3 DEATH OR DISABILITY BENEFITS. If a Participant dies or becomes Disabled before terminating his or her employment with the Employer, the entire value of the Participant's Account shall be paid, at the time(s) selected by the Participant under Article 5 and in the manner provided in Section 6.2, to the Participant (in the case of Disability), or to the person or persons designated in accordance with Section 7.1 (in the case of the Participant's death).

                  Upon the death of a Participant after terminating his or her employment with the Employer, but before he or she has received all payments to which he or she is entitled under the Plan, the remaining benefit payments shall be paid to the person or persons designated in accordance with Section 7.1, in the manner in which such benefits were payable to the Participant.

                                    ARTICLE 7
                         BENEFICIARIES; PARTICIPANT DATA

         7.1 DESIGNATION OF BENEFICIARIES. Each Participant from time to time may designate any individual, trust, charity or other person or persons (who may be named contingently or successively) to receive such benefits as may be payable under the Plan upon or after the Participant's death, and such designation may be changed from time to time by the Participant by filing a new designation. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed in writing with the Committee during the Participant's lifetime.

                  In the absence of a valid Beneficiary designation, or if, at the time any benefit payment is due to a Beneficiary, there is no living Beneficiary validly named by the Participant, the Employer shall pay any such benefit payment to the Participant's spouse, if then living, but otherwise to the Participant's then living descendants, if any, per stirpes, but, if none, to the Participant's estate. In determining the existence or identity of anyone entitled to a benefit payment, the Committee may rely conclusively upon information supplied by the Participant's personal representative, executor or administrator. If a question arises as to the existence or identity of anyone entitled to receive a benefit payment as aforesaid, or if a dispute arises with respect to any such payment, or under any other circumstances whatsoever, then, notwithstanding the foregoing, the Committee, in its sole discretion, may distribute such payment to the Participant's estate without liability for any tax or other consequences which might flow therefrom, or may take such other action as the Committee deems to be appropriate.

         7.2 INFORMATION TO BE FURNISHED BY PARTICIPANTS AND BENEFICIARIES; INABILITY TO LOCATE PARTICIPANTS OR BENEFICIARIES. Any communication, statement or notice addressed to a Participant or to a Beneficiary at his or her last post office address as shown on the Committee's records shall be binding on the Participant or Beneficiary for all purposes of the Plan. The Committee shall not be obliged to search for any Participant or Beneficiary beyond the sending of a registered letter to such last known address. If the Committee notifies any Participant or Beneficiary that he or she is entitled to an amount under the Plan and the Participant or Beneficiary fails to claim such amount or make his or her location known to the Committee within three (3) years thereafter, then, except as otherwise required by law, if the location of one or more of the next of kin of the Participant is known to the Committee, the Committee may direct distribution of such amount to any one or more or all of such next of kin, and in such proportions as the Committee determines. If the location of none of the foregoing persons can be determined, the Committee shall have the right to direct that the amount payable shall be deemed to be a forfeiture, except that the dollar amount of the forfeiture, unadjusted for deemed gains or losses in the interim, shall be paid by the Committee if a claim for the benefit subsequently is made by the Participant or the Beneficiary to whom it was payable. If a benefit payable to an unlocated Participant or Beneficiary is subject to escheat pursuant to applicable state law, the Committee shall not be liable to any person for any payment made in accordance with such law.

                                    ARTICLE 8
                                 ADMINISTRATION

         8.1 ADMINISTRATIVE AUTHORITY. Except as otherwise specifically provided herein, the Committee shall have the responsibility for and the sole control of the operation and administration of the Plan, and shall have the power and authority to take all action and to make all decisions and interpretations which may be necessary or appropriate in order to administer and operate the Plan, including, without limiting the generality of the foregoing, the power, duty and responsibility to:

                  (a) Resolve and determine all disputes or questions arising under the Plan, and to remedy any ambiguities, inconsistencies or omissions in the Plan.

                  (b) Adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan.

                  (c) Implement the Plan in accordance with its terms and the rules and regulations adopted as above.

                  (d) Make determinations with respect to the eligibility of any Eligible Employee as a Participant and make determinations concerning the crediting of Plan Accounts.

                  (e) Appoint any persons or firms, or otherwise act to secure specialized advice or assistance, as it deems necessary or desirable in connection with the administration and operation of the Plan, and the Committee and the Employer shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon, the advice or opinion of such firms or persons.

                  The Employer or the Committee shall have the power and authority to delegate from time to time by written instrument all or any part of its duties, powers or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to any person or committee, and in the same manner to revoke any such delegation of duties, powers or responsibilities. Any action of such person or committee in the exercise of such delegated duties, powers or responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Employer or the Committee. Further, the Employer or the Committee may authorize one or more persons to execute any certificate or document on behalf of the Employer or the Committee, in which event any person notified by the Employer or the Committee of such authorization shall be entitled to accept and conclusively rely upon any such certificate or document executed by such person as representing action by the Employer or the Committee until such notified person shall have been notified of the revocation of such authority.

         8.2 LITIGATION. Except as may be otherwise required by law, in any action or judicial proceeding affecting the Plan, no Participant or Beneficiary shall be entitled to any notice or service of process, and any final judgment entered in such action shall be binding on all persons interested in, or claiming under, the Plan.

         8.3 CLAIMS PROCEDURE. Any person claiming a benefit under the Plan (a "Claimant") shall present the claim, in writing, to the Committee, and the Committee shall respond in writing. If the claim is denied, the written notice of denial shall state, in a manner calculated to be understood by the Claimant:

                  (a) The specific reason or reasons for the denial, with specific references to the Plan provisions on which the denial is based;

                  (b) A description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation of why such material or information is necessary; and

                  (c) An explanation of the Plan's claims review procedure.

                  The written notice denying or granting the Claimant's claim shall be provided to the Claimant within ninety (90) days after the Committee's receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension is required, written notice of the extension shall be furnished by the Committee to the Claimant within the initial ninety (90) day period and in no event shall such an extension exceed a period of ninety (90) days from the end of the initial ninety (90) day period. Any extension notice shall indicate the special circumstances requiring the extension and the date on which the Committee expects to render a decision on the claim. Any claim not granted or denied within the period noted above shall be deemed to have been denied. Benefits under the Plan will be paid only if the Employer decides in its sole discretion that a Participant or Beneficiary (or other Claimant) is entitled to them.

                  Any Claimant whose claim is denied, or deemed to have been denied under the preceding sentence (or such Claimant's authorized representative), may, within sixty (60) days after the Claimant's receipt of notice of the denial, or after the date of the deemed denial, request a review of the denial by notice given, in writing, to the Committee. Upon such a request for review, the claim shall be reviewed by the Committee (or its designated representative) which may, but shall not be required to, grant the Claimant a hearing. In connection with the review, the Claimant may have representation, may examine pertinent documents, and may submit issues and comments in writing.

                  The  decision on review  normally  shall be made within  sixty
(60) days of the Committee's receipt of the request for review. If an extension of time is required due to special circumstances, the Claimant shall be notified, in writing, by the Committee, and the time limit for the decision on review shall be extended to one hundred twenty (120) days. The decision on review shall be in writing and shall state, in a manner calculated to be understood by the Claimant, the specific reasons for the decision and shall include references to the relevant Plan provisions on which the decision is based. The written decision on review shall be given to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) time limit discussed above. If the decision on review is not communicated to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) period discussed above, the claim shall be deemed to have been denied upon review. All decisions on review shall be final and binding with respect to all concerned parties. After exhaustion of the Plan's claims procedures, any further legal action taken against the Plan, its administrators or the Employer by the Participant or his or her Beneficiary for benefits under the Plan must be filed in a court of law no later than 90 days after the Employer's final decision regarding the claim. No action at law or in equity shall be brought to recover benefits under this Plan until the appeal rights herein provided have been exercised and the Plan benefits requested in such appeal have been denied in whole or in part. All decisions and communications to Participants and Beneficiaries or other persons regarding a claim for benefits under the Plan shall be held strictly confidential by the Participant or Beneficiary (or other claimant) and the Employer and its agents.

         8.4 INDEMNIFICATION. To the extent permitted by applicable law and except as provided below, no person who is or was (a) a member of the Employer's Board of Directors or the Committee, (b) an employee of an Employer to whom responsibilities with respect to the Plan or had been assigned or delegated, or
(c) an individual specifically designated by the Committee (an "indemnitee") shall be personally liable for any act done or omitted to be done in good faith in the discharge of the indemnitee's assigned or delegated responsibilities relating to the operation or administration of the Plan. Further, each indemnitee shall, to the extent permitted by applicable law and except as provided below, be indemnified and saved harmless by the Employer (to the extent not indemnified or saved harmless under any liability insurance contract or other indemnification arrangement related to the Plan) from and against any and all liability or claim of liability to which the indemnitee may be subjected by reason of any act done or omitted to be done in good faith in the discharge of the indemnitee's assigned or delegated responsibilities relating to the operation or administration of the Plan, including all reasonable expenses (including attorneys' fees and costs) incurred in the indemnitee's defense, provided: (i) the indemnitee shall have given the Committee (or if the indemnitee is a member of the Committee, the secretary of the Employer) prompt notice of any claim hereunder; (ii) the indemnitee cooperates fully in the Employer's defense of any such claim; and (iii) the indemnitee makes no settlement or compromise of any such claim without the Employer's prior written consent. The indemnitee shall not be entitled to indemnification for any liability for or based upon, either directly or indirectly: (A) any willful violation of applicable laws, regulations, or statutes or intentional misconduct by the indemnitee; or (B) any assertions, allegations, causes of action, or demands whatsoever by or on behalf of such indemnitee against another indemnitee, the Employer or the Plan. Questions as to the entitlement of an indemnitee to the indemnification provided herein shall be decided by the Committee.

                                    ARTICLE 9
                                    AMENDMENT

         9.1 RIGHT TO AMEND. The Committee, by action of its members, or the Employer, by action of its Board of Directors, shall have the right to amend the Plan, at any time and with respect to any provisions hereof, and all parties hereto or claiming any interest hereunder shall be bound by such amendment;
provided, however, that no such amendment shall deprive a Participant or a Beneficiary of a right accrued hereunder prior to the date of the amendment.

         9.2 AMENDMENTS TO ENSURE PROPER CHARACTERIZATION OF PLAN. Notwithstanding the provisions of Section 9.1, the Plan may be amended by the the Committee, by action of its members, or by the Employer, by action of its Board of Directors, at any time, retroactively if required, if found necessary, in the opinion of the Committee or the Employer, in order to ensure that the Plan is characterized as a "top-hat" plan of deferred compensation maintained for a select group of management or highly compensated employees as described under The Employee Retirement Income Security Act of 1974, as amended (ERISA) sections 201(2), 301(a)(3), and 401(a)(1), and to conform the Plan to the provisions and requirements of any applicable law (including ERISA and the Code). No such amendment shall be considered prejudicial to any interest of a Participant or a Beneficiary hereunder.

         9.3      CHANGES IN LAW AFFECTING TAXABILITY

               ...(a) OPERATION. This Section shall become operative upon the enactment of any change in applicable statutory law or the promulgation by the Internal Revenue Service of a final regulation or other pronouncement having the force of law, which statutory law, as changed, or final regulation or pronouncement, as promulgated, would cause any Participant to include in his or her federal gross income amounts accrued by the Participant under the Plan on a date (an "Early Taxation Event") prior to the date on which such amounts are made available to him or her hereunder.

                  (b) AFFECTED RIGHT OR FEATURE NULLIFIED. Notwithstanding any other Section of this Plan to the contrary (but subject to subsection (c), below), as of an Early Taxation Event, the feature or features of this Plan that would cause the Early Taxation Event shall be null and void, to the extent, and only to the extent, required to prevent the Participant from being required to include in his or her federal gross income amounts accrued by the Participant under the Plan prior to the date on which such amounts are made available to him or her hereunder. If only a portion of a Participant's Account is impacted by the change in the law, then only such portion shall be subject to this Section, with the remainder of the Account not so affected being subject to such rights and features as if the law were not changed. If the law only impacts Participants who have a certain status with respect to the Employer, then only such Participants shall be subject to this Section.

                  (c) TAX DISTRIBUTION. If an Early Taxation Event is earlier than the date on which the statute, regulation or pronouncement giving rise to the Early Taxation Event is enacted or promulgated, as applicable (i.e., if the change in the law is retroactive), there shall be distributed to each Participant, as soon as practicable following such date of enactment or promulgation, the amounts that became taxable on the Early Taxation Event.

                                   ARTICLE 10
                                   TERMINATION

         10.1 EMPLOYER'S RIGHT TO TERMINATE OR SUSPEND PLAN. The Employer reserves the right to terminate the Plan and/or its obligation to make further credits to Plan Accounts, by action of its Board of Directors. The Employer also reserves the right to suspend the operation of the Plan for a fixed or indeterminate period of time, by action of its Board of Directors.
         10.2 AUTOMATIC TERMINATION OF PLAN. The Plan automatically shall terminate upon the dissolution of the Employer, or upon its merger into or consolidation with any other corporation or business organization if there is a failure by the surviving corporation or business organization to adopt specifically and agree to continue the Plan.

         10.3 SUSPENSION OF DEFERRALS. In the event of a suspension of the Plan, the Employer shall continue all aspects of the Plan, other than Compensation Deferrals and Employer Contributions, during the period of the suspension, in which event payments hereunder will continue to be made during the period of the suspension in accordance with Articles 5 and 6.

         10.4 ALLOCATION AND DISTRIBUTION. This Section shall become operative on a complete termination of the Plan. The provisions of this Section also shall become operative in the event of a partial termination of the Plan, as determined by the Committee, but only with respect to that portion of the Plan attributable to the Participants to whom the partial termination is applicable. Upon the effective date of any such event, notwithstanding any other provisions of the Plan, no persons who were not theretofore Participants shall be eligible to become Participants, the value of the interest of all Participants and Beneficiaries shall be determined and, after deduction of estimated expenses in liquidating and, if applicable, paying Plan benefits, paid to them as soon as is practicable after such termination.

         10.5 SUCCESSOR TO EMPLOYER. Any corporation or other business organization which is a successor to the Employer by reason of a consolidation, merger or purchase of substantially all of the assets of the Employer shall have the right to become a party to the Plan by adopting the same by resolution of the entity's board of directors or other appropriate governing body. If, within ninety (90) days from the effective date of such consolidation, merger or sale of assets, such new entity does not become a party hereto, as above provided, the Plan automatically shall be terminated, and the provisions of Section 10.4 shall become operative.

                                   ARTICLE 11
                                    THE TRUST

         11.1 ESTABLISHMENT OF TRUST. The Employer, in its sole and absolute discretion, may establish a Trust with a qualified trustee pursuant to such terms and conditions as are set forth in a Trust agreement to be entered into between the Employer and such trustee. Or, the Committee may cause to be maintained one or more separate subaccounts in an existing Trust maintained with the Trustee with respect to one or more other plans of the Employer, which subaccount or subaccounts represent Participants' interests in the Plan. The Employer shall have the discretion to make contributions to such Trust that correspond to credits to Participants' Accounts and/or to invest Trust assets in a manner that corresponds to Participants' selected deemed investments in order to provide a source of funds with which the Employer shall pay Plan benefits as they become due.

                  Any amounts held in a Trust established under this Section shall be the sole property of the Employer and will not be held as collateral security for fulfillment of the Employer's obligation under the Plan. Any such Trust shall be intended to be treated as a "grantor trust" under the Code and the establishment of the Trust or the utilization of any existing Trust for Plan benefits, as applicable, shall not be intended to cause any Participant to realize current income on amounts contributed thereto, and the Trust shall be so interpreted. Any such funds will be subject to the claims of all bankruptcy or insolvency creditors of the Employer as provided in the Trust agreement, and no Participant or Beneficiary will have any vested interest or secured or preferred position with respect to such funds or have any claims against the Employer hereunder except as a general creditor. Benefits under the Plan are unfunded and unsecured. The Employer's obligations under this Plan are not secured or funded in any manner, even if the Employer elects to establish a Trust with respect to the Plan. The Plan is intended to be and at all times shall be interpreted and administered so as to qualify as an unfunded deferred compensation plan, and no provision of the Plan shall be interpreted so as to give any individual any right in any assets of the Employer which right is greater than the rights of a general unsecured creditor of the Employer.


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


                                   ARTICLE 12
                                  MISCELLANEOUS

         12.1 LIMITATIONS ON LIABILITY OF EMPLOYER. Neither the establishment of the Plan nor any modification thereof, nor the creation of any account under the Plan, nor the payment of any benefits under the Plan shall be construed as giving to any Participant or other person any legal or equitable right against the Employer, or any officer or employer thereof except as provided by law or by any Plan provision. The Employer does not in any way guarantee any Participant's Account from loss or depreciation, whether caused by poor investment performance of a deemed investment or the inability to realize upon an investment due to an insolvency affecting an investment vehicle or any other reason. In no event shall the Employer, or any successor, employee, officer, director or stockholder of the Employer, be liable to any person on account of any claim arising by reason of the provisions of the Plan or of any instrument or instruments implementing its provisions, or for the failure of any Participant, Beneficiary or other person to be entitled to any particular tax consequences with respect to the Plan, or any credit or distribution hereunder.

         12.2 CONSTRUCTION. If any provision of the Plan is held to be illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein. For all purposes of the Plan, where the context admits, the singular shall include the plural, and the plural shall include the singular. Headings of Articles and Sections herein are inserted only for convenience of reference and are not to be considered in the construction of the Plan. The laws of the state of the Employer's incorporation shall govern, control and determine all questions of law arising with respect to the Plan and the interpretation and validity of its respective provisions, except where those laws are preempted by the laws of the United States. Participation under the Plan will not give any Participant the right to be retained in the service of the Employer nor any right or claim to any benefit under the Plan unless such right or claim has specifically accrued hereunder.

         12.3 SPENDTHRIFT PROVISION. No amount payable to a Participant or a Beneficiary under the Plan will, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, attachment, garnishment, sale, transfer, assignment (either at law or in equity), levy, execution, pledge, encumbrance, charge or any other legal or equitable process, and any attempt to do so will be void; nor will any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled thereto. Further, (i) the withholding of taxes from Plan benefit payments, (ii) the recovery under the Plan of overpayments of benefits previously made to a Participant or Beneficiary, (iii) if applicable, the transfer of benefit rights from the Plan to another plan, or (iv) the direct deposit of benefit payments to an account in a banking institution (if not actually part of an arrangement constituting an assignment or alienation) shall not be construed as an assignment or alienation.

         In the event that any Participant's or Beneficiary's benefits hereunder are garnished or attached by order of any court, the Employer or Trustee may bring an action or a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid under the Plan. During the pendency of said action, any benefits that become payable shall be held as credits to the Participant's or Beneficiary's Account or, if the Employer or Trustee prefers, paid into the court as they become payable, to be distributed by the court to the recipient as the court deems proper at the close of said action.

IN WITNESS WHEREOF, the Employer has caused the Plan to be executed and its seal to be affixed hereto, effective as of the 1st day of October 2004.


ATTEST/ WITNESS:                 X-RITE, INCORPORATED

By:      /s/ Kevin Griffin       By:     /s/ Mary E. Chowning

Print:   Kevin Griffin           Print:  Mary E. Chowning

Date:    October 1, 2004         Title:  Vice President, Chief Financial Officer

                                 Date:   October 1, 2004




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